EXHIBIT 10.17

CERTAIN PERSONALLY IDENTIFIABLE INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED

SUPPLEMENTAL AGREEMENT TO LEASE

(Agreement No.: LKTZ-SYEQA-BCXY-2021-001)

Lessor (hereinafter referred to as Party A): Chengdu Liankang Investment Co., Ltd.

Mailing Address: No. 38, North Section, Eighth First Road, Yongning Town, Wenjiang District, Chengdu

Business License Registration Number: 91510115069780631J

Legal Representative: Jiang Li

Mailing Address: [*****************]

Postal Code: 611135                  Telephone: [****************]

Lessee (hereinafter referred to as Party B): Platinum Universal Biotechnology (Chengdu) Co., Ltd.

Mailing Address: [**********************]

Business License Registration Number: 91510115MAACECHK73

Legal Representative: Wang Jun                     Telephone: [***************]

WHEREAS:

1、 Party A and Party B have signed the Premises Lease Contract with Contract No.: LKTZ-SYEQA-BGZL-2020-006 (hereinafter referred to as the "Original Contract").

2、 Party B intends to change the lease scope on the basis of the Original Contract.

NOW THEREFORE, Party A and Party B hereby agree to the Supplemental provisions as follows:

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I. The source and area of the leased premises as mentioned in Article 1 "Basic Information of the Premises" of the Original Contract are adjusted as follows:

1、 The premises leased by Party A to Party B shall be changed to No.101, Unit 1, Building 9, Area A, Phase II of Medical Innovation Center III (registered address at the Police Station: attached No. 101, Building 9), No.102, Unit 2, Building 9 (registered address at the Police Station: attached No. 118, Building 9), No. 201 and 301, Unit 1, Building 9, No.302, Unit 2, Building 9 (registered address at the Police Station: No.302, Unit 1, Building 9), No.401, Unit 1, Building 11, No.402, Unit 2, Building 11 (registered address at the Police Station: No. 402, Unit 1, Building 11) (hereinafter referred to as the "Leased Premises" or the “Premises”). The specific address on the property ownership certificate is as follows: No. 333, Second Section of Furong Avenue, Yongning Town, Wenjiang District, Chengdu, and the final number of the Premises shall be subject to the municipal government number determined by relevant governmental agency after the delivery of the Premises.

2、 The actual construction area of the leased premises is 6959.92 square meters. The floor plan is attached hereto as Appendix.

II、 Article 4 "Lease Term" of the Original Contract is adjusted as follows:

1、 The lease term of the leased premises is adjusted to 5 lease years (12 months as one year). The specific lease term shall be as follows:

(1) No. 101, Unit 1, Building 9 (registered address at the Police Station: Attached No. 101, Building 9), No. 102, Unit 2, Building 9 (registered address at the Police Station: Attached No. 118, Building 9), No. 201 and 301, Unit 1, Building 9 and No. 302, Unit 2, Building 9 (registered address atthe Police Station: No. 302, Unit 1, Building 9). The lease term of the premises shall commence on March 1, 2021 and end on February 28, 2026.

(2) No. 401, Unit 1, Building 11 and No. 402, Unit 2, Building 11 (registered address at the Police Station: No. 402, Unit 1, Building 11). The lease term of the premises shall commence on April 25, 2021 and end on April 24, 2026.

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III、 Article 5 "Rent, Security Deposit and Payment Method" of the Original Contract is adjusted as follows:

1、 The lease standards and cost details of the leased premises are set forth as follows:

Lease Year	Rent Standard (Yuan/㎡/month)	Lease Year Fee (Yuan)	Lease Year Fee (Yuan)
Lease Year 1	43	3,591,319 (tax inclusive)	(exclusive of tax) 3,294,788
Lease Year 2	43	(inclusive of tax) 3,591,319	3,294,788 (exclusive of tax)
Lease Year 3	43	3,591,319 (inclusive of tax)	3,294,788 (exclusive of tax)
Lease Year 4	45.58	3,806,798 (inclusive of tax)	(exclusive of tax) 3,492,475
Lease Year 5	45.58	(inclusive of tax) 3,806,798	(exclusive of tax) 3,492,475

Remark: The Rent shall include the Rent of Leased Premises, use fee of ancillary facilities and equipment and value added tax. However, the Rent shall not include the property management fee, energy cost arising from the operation of the facilities and equipment in the Leased Premises, other insurance costs except the property insurance of the building of the Premises itself, as well as other costs in relation to the use of the Leased Premises. Rent increases by 6% every two years.

2、 Payment mode of Rent is adjusted as follows:

The Rent shall be paid semi-annually. Party B shall pay the Rent for the Premises to Party A within fifteen working days before the beginning of each year of the Lease. The Rent for the first six months of lease shall be 1,795,659.5 yuan (in words: One Million Seven Hundred Ninety-five Thousand Six Hundred Fifty-nine Yuan Five Jiao). Party B has paid RMB 1,567,884 yuan (in words: One Million Five Hundred Sixty-seven Thousand Eight Hundred Eighty-four Yuan) in the early stage and the remaining amount of RMB 227,775.5 yuan (in words: Two Hundred Twenty-seven Thousand Seven Hundred and Seventy-five Yuan Five Jiao) shall be paid prior to March 10, 2021. If such date falls on a statutory holiday, then such date shall be brought forward accordingly.

The date of payment of the Rent shall be the date of actual receipt of Party A's bank account.

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The information of Party A's designated account is as follows:

Bank Name: Business Department, Chengdu Branch, Sichuan Tianfu Bank

Account Name: Chengdu Liankang Investment Co., Ltd.

Account Number: 2000063950000012

4、 Security deposit amount and payment adjustment shall be:

The Parties agree that at the time of execution of this Contract, Party B shall pay Party A RMB 598,553 (in words: five hundred and ninety-eight thousand five hundred and fifty-three yuan), Party B has paid RMB 522,628 (in words: five hundred and twenty-two thousand six hundred and twenty-eight yuan) in the early stage and shall also pay the remaining RMB 75,925 (in words: seventy-five thousand nine hundred and twenty-five yuan) as lease security deposit to ensure Party B's compliance with all the provisions it must comply with under this Contract. During the whole lease term, Party A shall keep the Security Deposit and Party A does not need to pay any interest of Security Deposit to Party B. Party B shall pay off such Security Deposit within five working days after the execution of this Contract and Party A shall issue a receipt to Party B after receiving such Security Deposit.

IV、 Unless otherwise provided by this Agreement, all other terms shall be subject to the original Contract.

V、 This Agreement and its appendices have 8 pages in together and are made in 8 counterparts. Each Party shall hold 4 counterparts. Each counterpart shall become effective upon the signature or seal of the Parties. Each counterpart shall have the same legal effect.

Party A (Seal):	Party B (Seal):

Legal Representative:	Legal Representative:

[Entrusted Agent] (Seal):	[Entrusted Agent] (Seal):

Date of Execution:	Date of Execution: _ _ _ _ _ _ _ _ _

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EXHIBITS:

Floor Plan of Premises

31200
7800
5000
2800
7800
5900
1900
设备平台
男卫
残卫
女卫
排风
排风
排烟
商业
3750
4050
7800
7800
7800
31200
7800
7800
7800
31200
7800
7800
7800
7800
31200

北

房号	9栋一单元101	重要提示	1.房号位置信息根据政府提供资料填写，最终以政府所示信息为准。 2.本图所示门窗大小、开启方式、卫生间布置仅供示意，最终以实际交付为准。

5

31200
1900
5900
7800
4000
3800
7800
7800
7800
7800
7800
31200
设备平台
男卫
女卫
商业
7800
7800
7800
7800
31200

北

房号	9栋二单元102	重要提示	1.房号位置信息根据政府提供资料填写，最终以政府所示信息为准。 2.本图所示门窗大小、开启方式、卫生间布置仅供示意，最终以实际交付为准。

6

39050
7850
2250
2700
2800
7800
5900
1900
7800
7800
4450
3350
2500
5300
7800
7850
39050
7800
7800
7800
7800
7850
39050
设备平台
男卫
女卫
设备平台
7800
7800
7800
7800
4900
2900
39000

北

房号	9栋一单元 201（301）	重要提示	1.房号位置信息根据政府提供资料填写，最终以政府所示信息为准。 2.本图所示门窗大小、开启方式、卫生间布置仅供示意，最终以实际交付为准。

7

39000
7800
7800
7800
4000
3800
7800
设备平台
男卫
女卫
设备平台
7800
7800
7800
7800
7850
39050
7800
7800
7800
7800
7850
39050
2900
4900
7800
7800
7800
7800
39000

北

房号	9栋二单元 202（302）	重要提示	1.房号位置信息根据政府提供资料填写，最终以政府所示信息为准。 2.本图所示门窗大小、开启方式、卫生间布置仅供示意，最终以实际交付为准。

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39200
7800
8000
7800
7800
7800
排风井
排烟井
排风井
办公
男卫
女卫
设备平台
排风井
新风井
冷媒井
设备平台
7400
3500
3700
7400
3300
25300
7400
7200
7400
22000
7800
8000
7800
7800
7800
39200

房号	11栋一单元 401（501）	重要提示	1.房号位置信息根据政府提供资料填写，最终以政府所示信息为准。 2.本图所示门窗大小、开启方式、卫生间布置仅供示意，最终以实际交付为准。

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39200
7800
7800
7800
8000
7800
排烟井
排风井
办公
排风井
女卫
男卫
排风井
设备平台
新风井
设备平台
7400
7200
7400
3300
25300
7400
3500
3700
7400
22000
7800
7800
7800
8000
7800
39200

北

房号	11栋二单元 402（502）	重要提示	1.房号位置信息根据政府提供资料填写，最终以政府所示信息为准。 2.本图所示门窗大小、开启方式、卫生间布置仅供示意，最终以实际交付为准。

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